UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 27, 2006



                               ONELINK CORPORATION
    -------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    333-81922                 43-1941213
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


       One Market Plaza, Spear Tower, Suite 3600, San Francisco, CA 94105
       ------------------------------------------------------------- -----
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (415) 293-8277
                                                           --------------


                         -------------------------------
                         (Former name or former address,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an off-Balance Sheet Arrangement.

     On October 27, 2006, OneLink, Inc. (the "Company") was notified by its Lender, OurLink, LLC, that in exercise of rights as Lender and in order to collect amounts under a promissory note made by the Company to the Lender and in reference to the notice of default (previously reported by the Company in its Reports on Form 8-K filed October 4, 2006 and October 20, 2006), the Lender will sell at public auction all of the stock of the Company's wholly-owned subsidiary, Reservation Center, Inc. ("RCI"). The auction has been scheduled for 10:00 am PST on Monday, November 20, 2006, at the offices of Lender's counsel, 44 Montgomery Street, Suite 2900, San Francisco, California 94104.


Item 8.01   Other Events.

The disclosures in Item 2.04 are incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 30, 2006                        ONELINK CORPORATION


                                               By: /s/ F. W. Guerin
                                                  --------------------
                                               F. W. Guerin
                                               Chief Executive Officer